                                                                    EXHIBIT 23.3

                           CONSENT OF PATENT COUNSEL

  As special patent counsel, I hereby consent to the reference to Dehlinger & Associates under the caption "Experts" in the Registration Statement on Form S-3 of SEQUUS Pharmaceuticals, Inc.

         3-12-97                                     /s/ Peter J. Dehlinger
      -------------                               ----------------------------
          Date                                          Peter J. Dehlinger
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